SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                   May 6, 2001
                        (Date of Earliest Event Reported)

                            VALERO ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)



        DELAWARE                  1-13175                74-1828067
     (State or other      (Commission File Number)      (IRS Employer
      jurisdiction                                     Identification
    of incorporation)                                      Number)

                                ONE VALERO PLACE
                            SAN ANTONIO, TEXAS 78212
          (Address of principal executive offices, including Zip Code)
                                 (210) 370-2000
              (Registrant's telephone number, including area code)



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Item 5.  Other Events.

            On May 7, 2001, Valero Energy Corporation ("Valero") and Ultramar Diamond Shamrock Corporation ("UDS") issued a joint press release announcing that Valero and UDS entered into an agreement and plan of merger (the "Merger Agreement"), dated as of May 6, 2001, pursuant to which UDS will merge with and into Valero (the "Merger"), and held an investor presentation relating to the Merger. A copy of the Merger Agreement is attached hereto as Exhibit 2.1, a copy of the press release is attached hereto as Exhibit 99.1 and a copy of the transaction summary presented at the investor presentation is attached hereto as
Exhibit 99.2, and each is incorporated herein by reference.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)   - Not applicable.

(b)   - Not applicable.

(c)   Exhibits.


     2.1 Agreement and Plan of Merger, dated as of May 6, 2001, by and between Valero Energy Corporation and Ultramar
              Diamond Shamrock Corporation

    99.1 Joint Press Release, issued on May 7, 2001 by Valero Energy Corporation and Ultramar Diamond Shamrock Corporation (incorporated by reference to Valero Energy Corporation's filing pursuant to Rule 425 of the Securities Act of 1933, as amended, filed May 7, 2001)

    99.2 Transaction Summary, disseminated on May 7, 2001 by Valero Energy Corporation (incorporated by reference to Valero Energy Corporation's filing pursuant to Rule 425 of the Securities Act of 1933, as amended, filed May 7, 2001)




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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          VALERO ENERGY CORPORATION



Date:  May 10, 2001                       By: /s/ Jay D. Browning
                                              ----------------------
                                          Name:   Jay D. Browning
                                          Title:  Corporate Secretary




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


                                  EXHIBIT INDEX


     2.1 Agreement and Plan of Merger, dated as of May 6, 2001, by and between Valero Energy Corporation and Ultramar
              Diamond Shamrock Corporation

    99.1 Joint Press Release, issued on May 7, 2001 by Valero Energy Corporation and Ultramar Diamond Shamrock Corporation (incorporated by reference to Valero Energy Corporation's filing pursuant to Rule 425 of the Securities Act of 1933, as amended, filed May 7, 2001)

    99.2 Transaction Summary, disseminated on May 7, 2001 by Valero Energy Corporation (incorporated by reference to Valero Energy Corporation's filing pursuant to Rule 425 of the Securities Act of 1933, as amended, filed May 7, 2001)